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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 23, 2009


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                     000-31149                95-4040623
           --------                     ---------                ----------
(State or other jurisdiction of        (Commission              (IRS Employer
         incorporation)                File Number)          Identification No.)

  6053 West Century Boulevard, 11th Floor
           Los Angeles, California                                  90045-6438
  (Address of principal executive offices)                          (Zip Code)

                                 (310) 342-5000

              (Registrant's telephone number, including area code)

                                 Not Applicable

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On April 17, 2009, the Compensation Committee (the "Committee") of the Board of Directors of California Pizza Kitchen, Inc. (the "Company") adopted the 2009 Quarterly Executive Bonus Plan Target Program (the "Program") and set quarterly bonus targets for the second quarter of 2009 based on EBITDA After Pre-Opening Costs pursuant to the Company's 2005 Executive Bonus Plan approved by stockholders. The Committee intends to adopt quarterly bonus targets for the third and fourth quarters of 2009 at a later date under the Program based on EBITDA After Pre-Opening Costs. The Committee also approved the payment of bonuses to executives for the first quarter of 2009 based upon EBITDA After Pre-Opening Costs upon determination of the Company's financial performance for the first quarter. The Company intends to make bonus payouts in 2009, if any, on a quarterly basis.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 23, 2009                                California Pizza Kitchen, Inc.
                                              a Delaware corporation

                                              By: /s/ Todd Slayton
                                                  ------------------------------
                                                  Chief Accounting Officer,
                                                  Senior Vice President,
                                                  Corporate Finance & Controller